                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   MAY 6, 2002
                                (Date of Report)


                             ALASKA AIR GROUP, INC.
             (Exact name of registrant as specified in its charter)
                          Commission file number 1-8957

           DELAWARE                                             91-1292054
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

             19300 PACIFIC HIGHWAY SOUTH, SEATTLE, WASHINGTON 98188
                    (Address of principal executive offices)
                                 (206) 431-7040
                         (Registrant's telephone number)


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ITEM 9.  REGULATION FD DISCLOSURE

FORWARD-LOOKING INFORMATION

This report may contain forward-looking statements that are based on the best information currently available to management. These forward-looking statements are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by phrases such as "will," "should," "the Company believes," "we expect" or any other language indicating a prediction of future events. There can be no assurance that actual developments will be those anticipated by the Company. Actual results could differ materially from those projected as a result of a number of factors, some of which the Company cannot predict or control. For a discussion of these factors, please see
Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company expressly disclaims any duty to update these projections, and makes no representation as to their continued accuracy in the event it does not provide such updates.

SECOND QUARTER 2002 ESTIMATES

                                         FORECAST         CHANGE
                                            Q2             YR/YR
ALASKA AIRLINES
Capacity (ASMs in millions)                 4,950           5.7%
Fuel gallons (000,000)                       83.0           3.5%
Cost per ASM excluding fuel (cents)          8.60           3.8%

HORIZON AIR
Capacity (ASMs in millions)                   607           5.5%
Fuel gallons (000,000)                       13.2         (17.7)%
Cost per ASM excluding fuel (cents)         15.90          (6.2)%

CAPACITY AND TRAFFIC ESTIMATES FOR 2002

Provided below are capacity (ASMs in millions) estimates for the full year of 2002.

Alaska Airlines capacity                   19,500           9.0%
Horizon Air capacity                        2,404          11.9%

OTHER FINANCIAL INFORMATION

Cash and Short-Term Investments

Cash and short-term investments amounted to approximately $647 million on April 30, 2002.


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Fuel Cost per Gallon

Fuel cost per gallon including taxes and percentage change from prior year:

Alaska Airlines April preliminary       $0.80     (12.7)%
Horizon Air April preliminary           $0.83     (16.2)%

Current fuel hedge positions for Alaska and Horizon are as follows:

                              Approximate % of Expected Fuel     Approximate Crude Oil Price per
                                       Requirements                           Barrel
                                       ------------                           ------
May - June 2002                             20%                                $23
July - December 2002                        40%                                $22
January - December 2003                     35%                                $22



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    ALASKA AIR GROUP, INC.
--------------------------------------
Registrant

Date:  May 6, 2002

/s/ Bradley D. Tilden
--------------------------------------
Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer




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